UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 7, 2008

SJ ELECTRONICS, INC.

(Exact name of Registrant as specified in charter)

Nevada	000-52284	87-0530644
(State of Incorporation)	(Commission File No.)	(IRS Employer
Identification Number)

5F, No.166, Sinhu 2nd Road
Neihu District, Taipei City 114
Taiwan
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (011)-8862-8791-8838

__________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

☐ Soliciting material pursuant to Rule14a-12 under the Exchange Act (17CFR240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

Item 5.02   Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On February 14, 2008 SJ Electronics, Inc. (the “Company”) filed Current Report on Form 8-K to report that on February 13, 2008 the Company entered into and consummated the transactions (the "Reverse Merger") contemplated under the Securities Exchange Agreement by and among the Company, Shing Mei Enterprises Ltd., a corporation organized under the laws of Samoa (“Shing Mei”), and Yu-Ping “Agatha” Shen, which resulted in a change of control of the Company. Steven L. White resigned as an officer of the Company and remained a director of the Company. Ms. Shen was appointed president and director of the Company. Chia-Hsiang “Peter” Chang was appointed general manager and Ming-Kong “Michael” Ho was appointed vice-president for sales and marketing of the Company. On March 20, 2008 each of Mr. Chang and Mr. Ho was elected director of the Company.

On March 26, 2008 the Company filed an information statement on Form 14f-1 (the “Information Statement”) in connection with the election of new members to the Company’s board of directors. On April 5, 2008, ten days after the Information Statement was mailed to stockholders of the Company, the election of new directors became effective. On April 7, 2008, Steven L. White resigned from the Board of Directors of the Company.

On May 9, 2008 Mr. Chang was appointed president of the Company and Ms. Shen resigned from this position. Ms. Shen was elected chairman of the board of directors and appointed chief financial officer of the Company. On May 12, 2008 Zheng James Chen was elected director of the Company.

Yu Ping “Agatha” Shen has been Director of the Company since February 2008. She has been Chairman of the Board and Chief Financial Officer of the Company since May 2008. Ms. Shen has also been the President of Shing Mei since March 2002. She has also been Chairman of S.J. Electronics (Gongming loutsun Shenzhen ) Co., Ltd., Guangxi Hezhou XU JUN Electronics Co., Ltd., Xujun Electronic (Ganzhou) Co., Ltd., S.J. Electronics Technology (Shenzhen) Co., Ltd., TechPower-Semi Enterprise Co., Ltd., S.J. International Pte., Ltd., each a subsidiary of Shing Mei. Ms. Shen holds a degree from Shih Hsing University in Taiwan.

Chia-Hsiang “Peter” Chang has been Director of the Company since March 2008 and its President since May 2008. He has been General Manager of Shing Mei since March 2002. Mr. Chang earned a degree in mechanical engineering from National Taipei University of Technology, Taiwan in 1983. Mr. Chang overseas all manufacturing and manages all the day to day operations of the Company.

Ming-Kong “Michael” Ho has been Director and Vice President of Sales and Marketing of the Company since March 2008. He has been Vice President of Sales and Marketing of Shing Mei since March 2006. From January 2002 through December 2004, he was CEO of Lee Sheng Footware. From January 2005 through February 2006, he was a specialist at Phino Electronics Ltd. Mr. Ho holds degrees in electrical engineering from Taipei Industrial Technology and in computer science from UCLA.

Zheng James Chen has been Director of the Company since May 2008. From 2003 until 2005 he was research associate at Fulcrum Global Partners. From 2005 until present Mr. Chen has been vice-president and senior research analyst at BB&T Capital Markets. Mr. Chen holds degrees in business administration, finance and accounting from New York University, in chemical engineering from University of Connecticut and in polymer material engineering from East China University of Science and Technology. Mr. Chen has not had any relationship with us (either as a partner, stockholder or employee) in the past three years and he is qualified as an independent director as defined by rules of the Nasdaq Stock Market.

Shing Mei has entered into employment agreements with each of Yu Ping “Agatha” Shen, Peter Chang and Michael Ho to act as its President, General Manager and Vice President, respectively.

Other than the compensation provisions, the agreements are identical in al material respects. Under the terms of the agreement, Shing Mei will pay compensation to each as follows (based on $1 USD = 31.68 TWD):

Agatha Shen

Salary: $94, 697 USD (TWD 3,000,000) base salary per annum, payable monthly.

Peter Chang

Salary: $113,636 USD (TWD 3,600,000) base salary per annum, payable monthly.

Under the terms of Mr. Chang’s employment agreement as amended, the Company, at the closing of the Reverse Merger, deposited into escrow 1,000,000 shares of Common Stock that will be released to him as follows:
Event	Shares Released
Timely filing of the Company’s 2007 annual report on Form 10-K	125,000
2007 pre tax income greater than $4,000,000	125,000
Timely filing of the Company’s 2008 annual report on Form 10-K	125,000
2008 pre tax income equal to or greater than $11,000,000	625,000

Michael Ho

Salary: $29,545 USD (TWD 936,000) base salary per annum, payable monthly
Annual bonus (not guaranteed): one month salary
Performance bonus: 20% of the annual base

Each of the agreements has a term of one year. The Company may terminate Ms. Shen for cause without paying any compensation. As used in the agreement, the term “for cause” means:(i) commission of a crime involving dishonesty, breach of trust, or physical harm to any person; (ii) willful engagement in conduct that is in bad faith and materially injurious to the Company, including but not limited to, misappropriation of trade secrets, fraud or embezzlement; (iii) a material breach of the agreement, which breach is not cured within 10 days after written notice of such breach is delivered by the Company; (iv) willful refusal to implement or follow a reasonable and lawful policy or directive of the Company, which breach is not cured within 10 days after written notice is delivered by the Company; or (v) malfeasance demonstrated by a pattern of failure to perform job duties diligently and professionally.

Neither of our directors is a director of any other reporting company. There are no family relationships among any of our current officers or directors.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit

10.1	Employment Agreement dated January 31, 2008 by and between Shing Mei and Agatha Shen (1)

10.2	Employment Agreement dated January 31, 2008 by and between Shing Mei and Peter Chang (1)

10.3	Addendum dated March 5, 2008 to the Employment Agreement dated January 31, 2008 by and between Shing Mei and Peter Chang (2)

10.4	Employment Agreement dated January 31, 2008 by and between Shing Mei and Michael Ho (1)
_______________

(1)	Incorporated by reference to the Company’s Current Report on Form 8-K filed February 14, 2008.

(2)	Incorporated by reference to the Company’s Current Report on Form 8-K filed March 10, 2008.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SJ Electronics, Inc.

August 21, 2008	By:	/s/ Agatha Shen
Agatha Shen
Chairman and CFO